EXHIBIT 10.68

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is dated this 19th day of June, 2019, by and between Infinity Energy Resources, Inc., a Delaware corporation (the “Company”), and INDIVIDUAL., an individual (“Holder”).

WHEREAS, the Holder beneficially owns and holds the securities of the Company as set forth on Exhibit A hereto (the “Original Debt”) (capitalized terms not defined herein shall have the meaning as set forth in the documents relating to the Original Debt);

WHEREAS, the Holder desires to exchange (the “Exchange”) the Original Debt for a new warrant (the “Exchange Warrant”) to purchase five hundred seventy-thousand (570,000) shares (the “Warrant Shares”) of common stock, par value $0.0001, of the Company (the “Common Stock”), and the Company desires to convey the Exchange Warrant in exchange for the Original Debt and, all on the terms and conditions set forth in this Agreement in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, upon the consummation of the transactions contemplated hereby, the Holder shall no longer own any Original Debt, and the Company shall cancel the certificate(s) and other physical documents evidencing the ownership of the Original Debt.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

Section 1. Exchange. Subject to and upon the terms and conditions set forth in this Agreement, the Holder agrees to surrender to the Company the Original Debt and, in exchange therefor, the Company shall convey to the Holder the Exchange Warrant.

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1.1 Closing. On the Closing Date (as defined below), the Company will convey and deliver (or cause to be conveyed and delivered) the Exchange Warrant to the Holder, at such Holder’s address for delivery set forth on the signature page attached hereto, which Exchange Warrant shall be substantially in the form attached hereto as Exhibit D, and the Holder will surrender to the Company the Original Debt, for cancellation. The closing of the Exchange shall occur as of the date hereof, or as soon thereafter as the parties hereto may mutually agree in writing (the “Closing Date”), subject to the provisions of Section 4 and Section 5 herein.

1.2 Section 3(a)(9). Assuming the accuracy of the representations and warranties of each of the Company and the Holder set forth in Sections 2 and 3 of this Agreement, the parties hereto acknowledge and agree that the purpose of such representations and warranties is, among other things, to ensure that the Exchange qualifies as an exchange of securities under Section 3(a)(9) of the Securities Act.

1.3 Mutual Releases. On the Closing Date, (a) the Holder shall duly execute and deliver to the Company a release in the form attached hereto as Exhibit B and (b) the Company shall duly execute and deliver to the Holder a release in the form attached hereto as Exhibit C (collectively, the “Releases”).

Section 2. Representations and Warranties of the Company. The Company represents and warrants to the Holder that:

2.1 Organization and Qualification. As set forth on Schedule 2.1, the Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by such entity makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole (a “Material Adverse Effect”).

2.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Releases and the Exchange Warrant (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Exchange Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s board of directors or the Company’s stockholders in connection herewith or therewith. This Agreement and each other Exchange Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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2.3 Issuance of Exchange Warrant. The issuance of the Exchange Warrant by the Company is duly authorized and, upon conveyance in accordance with the terms hereof, the Exchange Warrant shall be validly issued, fully paid and non-assessable and free from all free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, rights, proxies, equity or other adverse claim thereto (collectively, “Liens”). The Warrant Shares shall not bear any restrictive legend and shall be freely tradeable by the Holder pursuant to and in accordance with, Rule 144. Upon issuance in accordance herewith, the Exchange Warrant, when issued, will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof. Upon issuance in accordance herewith or pursuant to the Exchange Warrant, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all Liens with respect to the issue thereof, with the Holder being entitled to all rights accorded to a holder of the Exchange Warrant. Upon issuance and conveyance in accordance herewith, the conveyance by the Company of the Exchange Warrant is, and the conveyance of the Warrant Shares upon exercise of the Exchange Warrant, will be, exempt from the registration requirements of the Securities Act under Section 3(a)(9) of the Securities Act.

2.4 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Exchange Documents to which it is a party, the issuance of the Exchange Warrant (and upon exercise of the Exchange Warrant) and the consummation by it of the transactions contemplated hereby and thereby do not and will not conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents.

2.5 Acknowledgment Regarding the Exchange. The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm’s length third party with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges the Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Holder or any of its representatives or agents in connection with this Agreement is merely incidental to the Exchange.

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2.6 No Commission; No Other Consideration. The Company has not paid or given, and has not agreed to pay or give, directly or indirectly, any commission or other remuneration for soliciting the Exchange. The Exchange Warrant is being conveyed exclusively for the exchange of the Original Debt and no other consideration has or will be paid for the Exchange Warrant.

2.7 Section 3(a)(9) Representation. The Company has not, nor has any person acting on its behalf, directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Exchange and the issuance of the Exchange Warrant (and upon exercise of the Exchange Warrant, the Warrant Shares) pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from delivering the Exchange Warrant (and upon exercise of the Exchange Warrant, the Warrant Shares) to the Holder pursuant to Section 3(a)(9) of the Securities Act, nor will the Company take any action or steps that would cause the Exchange, issuance and delivery of the Exchange Warrant (and upon exercise of the Exchange Warrant, the Warrant Shares) to be integrated with other offerings to the effect that the delivery of the Exchange Warrant (and upon exercise of the Exchange Warrant, the Warrant Shares) to the Holder would be seen not to be exempt pursuant to Section 3(a)(9) of the Securities Act.

2.8 No Third-Party Advisors. Other than legal counsel, the Company has not engaged any third parties to assist in the solicitation with respect to the Exchange.

2.9 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

2.10 [Reserved.]

2.11 Filings, Consents and Approvals. Other than as set forth on Schedule 2.11, or any filings required to be made with the SEC or any state securities commission, in connection with the transactions contemplated under this Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or any natural person, firm, partnership, association, corporation, company, trust, business trust or other entity (each, a “Person”) in connection with the execution, delivery and performance by the Company of the Exchange Documents.

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2.12 Capitalization. The capitalization of the Company is as set forth in the SEC Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Exchange Documents. Except as set forth on Schedule 2.12, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, stock options or securities convertible into shares of Common Stock. The issuance of the Exchange Warrant will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Holder) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Company’s board of directors or others is required for the issuance of the Exchange Warrant. There are no stockholders’ agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

2.13 [Reserved].

2.14 DTC Eligibility. The Company, through the Company’s transfer agent (the “Transfer Agent”), currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

2.15 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined below), except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Exchange Warrant contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made, which for purposes of this Agreement, “Trading Day” shall refer to any day on which The NASDAQ Stock Market LLC is open for trading business. “Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

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2.16 Litigation. Other than as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Exchange Documents or the Exchange Warrant or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

2.17 Compliance. Except as set forth in the SEC Reports, the Company is not: (i) in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a material default by the Company), nor has the Company received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other agreement or instrument set forth in the Company’s most recent Annual Report on Form 10-K to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in material violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) to its knowledge, in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

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2.18 Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.19 Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

2.20 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Exchange Documents.

2.21 No Integrated Offering. Assuming the accuracy of the Holder’s representations and warranties set forth in Section 3, neither the Company, nor any of its Affiliates, nor any Person acting on their respective behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Exchange to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any trading market on which any of the securities of the Company are listed or designated.

2.22 Acknowledgment Regarding Holder’s Exchange of the Original Debt. To the knowledge of the Company the Holder is acting solely in the capacity of an arm’s length party with respect to the Exchange Documents and the transactions contemplated thereby.

2.23 Office of Foreign Assets Control. Neither the Company, and to the Company’s knowledge, nor any director, officer, agent, employee or Affiliate of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

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Section 3. Representations and Warranties of the Holder. The Holder represents and warrants to the Company that:

3.1 Ownership of the Original Debt. The Holder is the legal and beneficial owner of the Original Debt. The Holder paid for the Original Debt and has continuously held the Original Debt since its purchase. The Holder owns the Original Debt outright and free and clear of any options, contracts, agreements, liens, security interests, or other encumbrances.

3.2 No Public Sale or Distribution. The Holder is acquiring the Exchange Warrant in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, the Holder does not agree to hold the Exchange Warrant for any minimum or other specific term and reserves the right to dispose of the Exchange Warrant at any time in accordance with an exemption from the registration requirements of the Securities Act and applicable state securities laws. Except as contemplated herein, the Holder does not presently have any agreement or understanding, directly or indirectly, with any person to distribute, or transfer any interest or grant participation rights in, the Original Debt or the Exchange Warrant.

3.3 Accredited Investor and Affiliate Status. The Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act. The Holder is not, and has not been, for a period of at least three months prior to the date of this Agreement (a) an officer or director of the Company, (b) an “affiliate” of the Company (as defined in Rule 144) or (c) a “beneficial owner” of more than ten percent (10%) of the common stock (as defined for purposes of Rule 13d-3 of the Exchange Act).

3.4 Reliance on Exemptions. The Holder understands that the Exchange is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to complete the Exchange and to acquire the Exchange Warrant (and upon exercise of the Exchange Warrant, the Warrant Shares).

3.5 Information. The Holder has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Exchange which have been requested by the Holder. The Holder has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Holder or its representatives shall modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained herein. The Holder acknowledges that all of the documents filed by the Company with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to the Holder, and the Holder has not relied on any statement of the Company not contained in such documents in connection with the Holder’s decision to enter into this Agreement and the Exchange.

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3.6 Risk. The Holder understands that its investment in the Exchange Warrant involves a high degree of risk. The Holder is able to bear the risk of an investment in the Exchange Warrant including, without limitation, the risk of total loss of its investment. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Exchange.

3.7 No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Exchange or the fairness or suitability of the investment in the Exchange Warrant nor have such authorities passed upon or endorsed the merits of the Exchange Warrant.

3.8 Organization; Authorization. The Holder is duly empowered and has the requisite power and authority to enter into and perform his obligations under this Agreement.

3.9 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby (including, without limitation, the irrevocable surrender of the Original Debt) will not result in a violation of any other agreements or other obligations of the Holder.

3.10 Prior Investment Experience. The Holder acknowledges that it has prior investment experience, including investment in securities of the type being exchanged, including the Original Debt and the Exchange Warrant, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.11 Tax Consequences. The Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Holder which will result from entering into the Agreement and from consummation of the Exchange. The Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding the Agreement and the Exchange.

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3.12 No Registration, Review or Approval. The Holder acknowledges, understands and agrees that the Exchange Warrant is being exchanged hereunder pursuant to an exchange offer exemption under Section 3(a)(9) of the Securities Act.

Section 4. Conditions Precedent to Obligations of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

4.1 Delivery. The Holder shall have delivered to the Company the Original Debt.

4.2 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement; and

4.3 Representations. The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Holder contained herein (unless as of a specific date therein).

Section 5. Conditions Precedent to Obligations of the Holder. The obligation of the Holder to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion by providing the Company with prior written notice thereof:

5.1 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement;

5.2 Representations. The representations and warranties of the Company (i) shall be true and correct in all material respects when made and on the Closing Date (unless as of a specific date therein) for such representations and warranties contained herein that are not qualified by “materiality” or “Material Adverse Effect” and (ii) shall be true and correct when made and on the Closing Date (unless as of specific date therein) for such representations and warranties contained herein that are qualified by “materiality” or “Material Adverse Effect”;

5.3 All Obligations. All obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

5.4 No Suspension. From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or any trading market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Holder makes it impracticable or inadvisable to consummate the Exchange and accept the Exchange Warrant at the closing.

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Section 6. Other Agreements between the Parties.

6.1 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the Exchange of the Original Debt in a manner that would require the registration under the Securities Act of the sale of the Exchange Warrant or that would be integrated with the offer of the Exchange Warrant for purposes of the rules and regulations of any trading market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

6.2 Replacement of Securities. If any certificate or instrument evidencing any of the Exchange Warrant is mutilated, lost, stolen or destroyed, the Company shall convey or cause to be conveyed in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement securities.

Section 7. [Reserved].

Section 8. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed under the laws of the State of Delaware, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction. The Company and the Holder each hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Federal District Court located in the State of Kansas. The Company and the Holder each consents to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of Kansas by generally recognized overnight courier or certified or registered mail, return receipt requested, directed to such party at its or his address set forth below (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts. THE COMPANY AND THE HOLDER EACH HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

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Section 9. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party hereto; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 10. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 11. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 12. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party hereto.

Section 13. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their respective Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties hereto with respect to the matters covered herein and therein. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party hereto against whom enforcement is sought.

Section 14. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one calendar day (excluding Saturdays, Sundays, and national banking holidays) after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.

The addresses and facsimile numbers for such communications shall be:

If to the Company:

Infinity Energy Resources, Inc.

Attn: Stanton E. Ross, Chief Executive Officer

11900 College Blvd., Suite 310

Overland Park, KS 66210

If to the Holder:

to the address set forth on its signature page attached hereto.

or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

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Section 15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Exchange Warrant. Subject to its compliance with applicable federal and state securities laws, the Holder may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be the Holder hereunder with respect to such assigned rights.

Section 16. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 17. Survival of Representations. The representations and warranties of the Company and the Holder contained in Sections 2 and 3, respectively, will survive the closing of the transactions contemplated by this Agreement, until December 31, 2019.

Section 18. Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Exchange Agreement as of the date first written above.

Infinity Energy Resources, Inc.

By:
Name:	Stanton Ross
Title:	Chief Executive Officer

[Company signature page to the Exchange Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Exchange Agreement as of the date first written above.

INDIVIDUAL.

By:
Name:	INDIVIDUAL

Address for notice purposes:

INDIVIDUAL

______________________

______________________

[Holder signature page to the Exchange Agreement]

Exhibit A

Holder Original Debt

Holder	Security	Date	Amount
INDIVIDUAL	8% Convertible Promissory Note	November 7, 2016	$200,000 outstanding principal and $38,181 of accrued interest through March 31, 2019

INDIVIDUAL	8% Convertible Promissory Note	April 20, 2017	$40,000 outstanding principal and $6,839 of accrued interest through March 31, 2019

EXHIBIT B

(HOLDER’S RELEASE TO COMPANY)

GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT:

INDIVIDUAL. on behalf of himself and his past, present and future heirs, executors, administrators, successors and assigns, shareholders, partners, directors, officers, employees, agents, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them (hereinafter, collectively referred to as “RELEASOR”), in consideration of the consummation of the transactions contemplated by that certain Exchange Agreement, dated June 19, 2019 (the “Exchange Agreement”), by and between INDIVIDUAL. and Infinity Energy Resources, Inc., a Delaware corporation (the “Company”) and other Exchange Documents (as defined in the Exchange Agreement) related thereto, and other good and valuable consideration received from the Company (hereinafter, referred to as “RELEASEE”), receipt whereof is hereby acknowledged, release and discharge the RELEASEE, and the RELEASEE’S past, present and future heirs, executors, administrators, successors, assigns, shareholders, partners, directors, officers, employees, agents, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands solely with respect to the Original Debt, in law, admiralty, or equity, which against the RELEASEE the RELEASOR ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing with respect to the Original Debt from the beginning of the world until, and including, the date of this RELEASE, except for the obligations set forth in the Exchange Agreement and the other Exchange Documents.

The words “RELEASOR” and “RELEASEE” include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally but only by a writing signed by all the parties.

IN WITNESS WHEREOF, the RELEASOR have caused this RELEASE to be executed on the 19th day of June, 2019.

INDIVIDUAL.

By:
Name:	INDIVIDUAL

WITNESS

Name:

EXHIBIT C

(COMPANY’S RELEASE TO HOLDER)

GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT:

Infinity Energy Resources, Inc., a Delaware corporation (the “Company”), on behalf of itself and its past, present and future heirs, executors, administrators, successors and assigns, shareholders, partners, directors, officers, employees, agents, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them (hereinafter, collectively referred to as “RELEASOR”), in consideration of the consummation of the transactions contemplated by that certain Exchange Agreement, dated June 4, 2019 (the “Exchange Agreement”), by and between INDIVIDUAL. (the “Holder”) and the Company, and the other Exchange Documents (as defined in the Exchange Agreement) related thereto, and other good and valuable consideration received from the Holder (hereinafter, referred to as “RELEASEE”), receipt whereof is hereby acknowledged, release and discharge the RELEASEE, and the RELEASEE’S past, present and future heirs, executors, administrators, successors, assigns, shareholders, partners, directors, officers, employees, agents, members, controlling persons, representatives, affiliates, subsidiaries or other entities controlled by them, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands solely with respect to the Original Debt, in law, admiralty, or equity, which against the RELEASEE the RELEASOR ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing with respect to the Original Debt from the beginning of the world until, and including, the date of this RELEASE, except for the obligations set forth in the Exchange Agreement and the other Exchange Documents.

The words “RELEASOR” and “RELEASEE” include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally but only by a writing signed by all the parties.

IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed on the 19th day of June, 2019.

INFINITY ENERGY RESOURCES, INC.

By:
Name:	Stanton E. Ross
Title:	Chief Executive Officer

WITNESS

Name:

EXHIBIT D

Form of Exchange Warrant

SCHEDULE 2.1

Organization and Qualification

Entity	State of organization & good standing
infinity energy resources, inc.	Delaware and Kansas

SCHEDULE 2.11

Filings, Consents and Approvals

The Company has not completed the filing of Federal and State tax returns for the tax years 2012 through 2018. Therefore, all such tax returns are open to examination by the Internal Revenue Service and State Revenue Departments.

SCHEDULE 2.12

Capitalization

Entity	Capital Stock Authorized and Outstanding
infinity energy resources, inc.
Preferred stock, par value $0.0001 per share; 10,000,000 shares authorized and no shares issued or outstanding

Common stock, par value $0.0001 per share; 75,000,000 shares authorized, and 8,318,385 shares issued and outstanding

	Common stock Equivalents Outstanding
infinity energy resources, inc.	Number outstanding	Weighted average exercise price per share	Weighted average remaining contractual term

Stock options	338,200	$41.24	2.9 years

Common stock purchase warrants	375,563	$5.05	1.7 years